Exhibit 10.19

AMENDMENT NO. 1 AND OMNIBUS AMENDMENT

AMENDMENT NO. 1 AND OMNIBUS AMENDMENT, dated as of October 11, 2011 (this “Amendment”), to (i) the Credit Agreement, dated as of June 20, 2011 (the “Existing Credit Agreement”), among SHARYLAND PROJECTS, L.L.C., a Texas limited liability company (the “Borrower”), the several banks and other financial institutions or entities from time to time parties hereto (the “Lenders”), SOCIÉTÉ GÉNÉRALE, as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent for the Financing Parties, THE ROYAL BANK OF SCOTLAND PLC, as Issuing Bank, ROYAL BANK OF CANADA AND THE ROYAL BANK OF SCOTLAND PLC, as Co-Syndication Agents, THE BANK OF NOVA SCOTIA, MIZUHO CORPORATE BANK LTD. and SUMITOMO MITSUI BANKING CORPORATION, as Co-Documentation Agents, the Fixed Rate Note Holders and PRUDENTIAL INVESTMENT MANAGEMENT, INC., as Structuring and Documentation Advisor and (ii) the other Financing Documents. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in the Existing Credit Agreement and the rules of interpretation set forth therein shall apply to this Amendment.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and the Required Financing Parties have agreed to amend certain provisions of the Existing Credit Agreement and other Financing Documents; and

WHEREAS, the Borrower and the Administrative Agent are willing to agree to such amendments on the terms set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Section 1.1 of the Existing Credit Agreement. Section 1.1 of the Existing Credit Agreement is hereby amended by

(a) replacing the following definitions in their entirety:

“Financing Parties” means, collectively, the Lenders and the Fixed Rate Note Holders and, solely for the purposes of the definitions of “Obligations” and “Secured Parties” hereunder, and as such definitions may be referenced in other Financing Documents, and Section 3.1(b)(iii)(E) of the Depositary Agreement and Paragraph 1(e) of the Withdrawal Certificate attached thereto, any Specified Swap Counterparty.

“Secured Parties” means the Agents, the Issuing Bank, the Financing Parties and the Specified Swap Counterparties.

(b) deleting the phrase “(or, in the case of Specified Swap Agreements any affiliate of any Lender)” from the term “Obligations” and inserting in lieu thereof “(or, in the case of Specified Swap Agreements any Specified Swap Counterparty)”; and

(c) adding the following definition:

“Specified Swap Counterparty” means any Person that is party to a Specified Swap Agreement with the Borrower.

2. Amendment to the Recitals of the Depositary Agreement. The second recital of the Depositary Agreement is hereby amended by deleting the parenthetical “(the ‘Financing Parties’)”.

3. Amendment to the Security Agreement. The Security Agreement is hereby amended as follows:

(a) The preamble is hereby amended by deleting the parenthetical “(as defined below)”.

(b) The second recital is hereby amended by deleting the parenthetical “(the ‘Financing Parties’)”.

(c) Section 1.01 is hereby amended by deleting the definition of “Financing Parties” in its entirety.

4. Amendment to the Pledge Agreement. The Pledge Agreement is hereby amended as follows:

(a) The second recital is hereby amended by deleting the parenthetical “(the ‘Financing Parties’)”.

(b) Section 1.01 is hereby amended by deleting the definition of “Financing Parties” in its entirety.

5. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 10.11, 10.12 AND 10.18 OF THE EXISTING CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN.

6. Amendments; Execution in Counterparts. (a) This Amendment shall not constitute an amendment of any other provision of the Existing Credit Agreement not referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Financing Parties or the Administrative Agent. Except as expressly amended hereby, the provisions of the Existing Credit Agreement are and shall remain in full force and effect.

(b) The Borrower and the other parties hereto hereby acknowledge and agree that this Amendment shall constitute a “Financing Document” as such term is used in the Existing Credit Agreement, and each reference in the Existing Credit Agreement as amended hereby to the “Financing Documents” shall be deemed to include this Amendment and the security interests in the Collateral granted under each Financing Document are also for the benefit of the Specified Swap Counterparties.

(c) This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Required Financing Parties. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, including by means of facsimile or electronic transmission in .pdf format, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment be duly executed and delivered by their respective proper and duly authorized officers as of the date first above written.

SHARYLAND PROJECTS, L.L.C., as Borrower

By:	/s/ Greg Wilks
	Name:	Greg Wilks
	Title:	Senior Vice President

[Signature Page to Amendment No. 1]

SOCIÉTÉ GÉNÉRALE, as Administrative Agent and collateral Agent

By:	/s/ Carol Radice
	Name:	Carol Radice
	Title:	Director

[Signature Page to Amendment No. 1]

SOCIÉTÉ GÉNÉRALE, as Lender

By:	/s/ Carol Radice
	Name:	Carol Radice
	Title:	Director

[Signature Page to Amendment No. 1]

SOCIÉTÉ GÉNÉRALE, as Depositary Bank

By:	/s/ Carol Radice
	Name:	Carol Radice
	Title:	Director

[Signature Page to Amendment No. 1]

MIZUHO CORPORATE BANK LTD.

By:	/s/ Willie Freeman
	Name:	Willie Freeman
	Title:	Senior Vice President

[Signature Page to Amendment No. 1]

THE BANK OF NOVA SCOTIA

By:	/s/ Thane Rattew
	Name:	Thane Rattew
	Title:	Managing Director

[Signature Page to Amendment No. 1]

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Hiroshi Higuma
	Name:	Hiroshi Higuma
Title: Managing Director, Head of Structured Finance

[Signature Page to Amendment No. 1]

COBANK, ACB

By:	/s/ Lori Kepner
	Name:	Lori Kepner
	Title:	Vice President

[Signature Page to Amendment No. 1]

DnB NOR BANK ASA

By:	/s/ PHILIP F. KURPIEWSKI
	Name:	PHILIP F. KURPIEWSKI
	Title:	SENIOR VICE PRESIDENT

By:	/s/ Kristie Li
	Name:	Kristie Li
	Title:	Vice President

[Signature Page to Amendment No. 1]

THE SUMITOMO TRUST AND BANKING CO., LTD. NEW YORK BRANCH

By:	/s/ ALBERT C. TEW II
	Name:	ALBERT C. TEW II
	Title:	VICE PRESIDENT

[Signature Page to Amendment No. 1]

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ DOUGLAS MAHER
	Name:	DOUGLAS MAHER
	Title:	MANAGING DIRECTOR

By:	/s/ Guy R. Cirincione
	Name:	Guy R. Cirincione
	Title:	SVP & General Manager
Siemens Financial Services
Energy Finance

[Signature Page to Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Yann Blindert
	Name:	Yann Blindert
	Title:	Vice President

[Signature Page to Amendment No. 1]